UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

BYRNA TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-132456	71-1050654
(Commission File Number)	(IRS Employer Identification No.)

100 Burtt Road, Suite 115
Andover, MA 01810
(Address and Zip Code of principal executive offices)

(978) 868-5011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value	BYRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On August 10, 2026, Emily Rooney tendered her resignation as a member of the Board of Directors (the “Board”) of Byrna Technologies Inc. (the “Company”), effective as of such date. Ms. Rooney’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Director

On August 10, 2026, the Board appointed Brigadier General (Ret.) Rose Lopez Keravuori as a member of the Board, effective August 10, 2026, to fill the vacancy on the Board resulting from Ms. Rooney’s resignation.

Ms. Keravuori, age 50, served in the United States Army and Army Reserve from May 1997 to June 2025. She retired retiring at the rank of Brigadier General, and most recently served as Director of Intelligence at U.S. Africa Command. During her military career, Ms. Keravuori commanded intelligence organizations and served in operational assignments in Germany, Kosovo, Afghanistan, Iraq and Africa. Her private sector experience includes leadership positions in business development, program management, and operations with BAE Systems from January 2006 to January 2011, and founding and serving as Chief Executive Officer of ROSE Solutions, a consulting firm specializing in the development and implementation of strategic initiatives for clients ranging from small businesses to federal agencies, from January 2011 to May 2021. Ms. Keravuori currently serves as Chair of the Advisory Board of GCR Group, a global producer and marketer of critical minerals. Ms. Keravuori is a graduate of the United States Military Academy at West Point and holds a Master of Studies in Diplomatic Studies from the University of Oxford, a Master of Strategic Studies from the U.S. Army War College, and an MBA from Cameron University.

In connection with a realignment of its committee structure, on August 10, 2026, the Board dissolved its Product Safety Committee, which was led by Ms. Rooney, and established an Enterprise Risk Management Committee with broader oversight responsibilities, including those previously delegated to the Product Safety Committee. The Board has appointed Ms. Keravuori, along with Board Chair TJ Kennedy, Adam Roth and CEO Conn Davis, to serve as members of the Enterprise Risk Management Committee.

Ms. Keravuori will be entitled to receive compensation for her service on the Board consistent with the Company’s standard compensation program for non‑employee directors, as described under the heading “Compensation of Directors” in Amendment No. 1 to the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2025, as previously filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2026, which description is incorporated herein by reference.

There are no arrangements or understandings between Ms. Keravuori and any other person pursuant to which she was appointed as a director of the Company, and there are no family relationships between Ms. Keravuori and any director or executive officer of the Company. Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transactions, and there are no proposed transactions, or series of similar transactions, in which Ms. Keravuori was or is to be a participant and in which any related person had a direct or indirect material interest in which the amount involved exceeds or exceeded $120,000, and in which Ms. Keravuori had or will have a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.08	Shareholder Director Nominations.

The Board has established September 25, 2026, as the date of the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”). As the date of the 2026 Annual Meeting has been changed by more than 30 days from the anniversary date of the Company’s annual meeting of stockholders held in 2025 (the “2025 Annual Meeting”), in accordance with Rule 14a-5(f) of the Exchange Act, the Company is informing its stockholders of such change. The record date, time and location of the 2026 Annual Meeting will be as set forth in the Company’s proxy statement for the 2026 Annual Meeting (the “Proxy Statement”).

To be included in the proxy materials for the 2026 Annual Meeting, stockholder proposals submitted in compliance with Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must be received at the Company’s offices at 100 Burtt Road, Suite 115, Andover, MA 01810, on or before August 24, 2026, which the Company has determined to be a reasonable time before it expects to begin printing and distributing its proxy materials for the 2026 Annual Meeting.

In addition, the deadline for any person intending to present director nominations or proposals before the 2026 Annual Meeting pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”), but who does not wish to have a proposal considered for inclusion in the Proxy Statement and proxy in accordance with Rule 14a-8 under the Exchange Act, remains unchanged as the close of business on the 90th day prior to the anniversary of the previous year’s annual meeting, or April 30, 2026.  That also remains the deadline for any person intending to solicit proxies at the 2026 Annual Meeting in support of director nominees other than the Company’s nominees pursuant to Rule 14a-19 under the Exchange Act.  Further, the deadline to nominate and include proxy access director nominees in the Company’s proxy materials pursuant to the Bylaws remains unchanged as the 120th day prior to the anniversary of the date that the Company’s proxy materials for the previous year’s annual meeting were first sent to stockholders, or February 18, 2026.

All proposals must be delivered to the Company in compliance with all applicable SEC rules and regulations and the Bylaws.

Item 7.01	Regulation FD Disclosure.

On August 12, 2026, the Company issued a press release announcing the appointment of Ms. Keravuori as a director of the Company and the resignation of Ms. Rooney, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

The information set forth in Item 7.01 of this Report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information set forth in Item 7.01 of this Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

99.1*	Press Release of Byrna Technologies Inc. dated August 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYRNA TECHNOLOGIES INC.

Date: August 14, 2026	By:	/s/ Laurilee Kearnes
Name: Laurilee Kearnes Title: Chief Financial Officer